THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                     Lincoln Life Variable Annuity Account W

                       Wells Fargo New Directions(SM) Core
                      Wells Fargo New Directions(SM) Access
                     Wells Fargo New Directions(SM) Access 4

     Supplement dated December 20, 2002 to the Prospectus dated May 1, 2002


     Please keep this Supplement with your current Wells Fargo New Directions(SM) Prospectus and retain it for reference. This Supplement contains a change to the death benefit options as follows:

     Accumulated Benefit Enhancement (ABE(SM)) Death Benefit After January 14, 2003, the ABE(SM) death benefit is no longer available unless the i4LIFE(SM) Advantage EGMDB death benefit option is elected at the time the contract is issued and is not discontinued at a later date.